                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  ___________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  March 3, 1998


                              THIOKOL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                       1-6179                       36-2678716
    --------                       ------                       ----------
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                           Identification Number)
 Incorporation)


               2475 Washington Boulevard, Ogden, Utah 84401-3498
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (801) 629-2000
             ----------------------------------------------------
             (Registrants' telephone number, including area code)

                                      n/a
         -------------------------------------------------------------
         (former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        On March 3, 1998, Thiokol Corporation (the "Company") completed an underwritten offering of $150,000,000 aggregate principal amount of its 6 5/8% Senior Notes due 2008 (the "Securities") under its Registration Statement on Form S-3, filed with the Securities and Exchange Commission on March 15, 1996 (File No. 333-01753), as amended by Amendment No. 1 filed with the Commission on July 29, 1996 and Amendment No. 2 filed with the Commission on September 26, 1996 (as amended, the "Registration Statement"), a Prospectus, dated February 26, 1998, and the related Prospectus Supplement, dated February 26, 1998, relating to the offer and sale by the Company of the Securities. The terms and conditions of the Securities and related matters are set forth in the Indenture, dated as of March 3, 1998, by and between the Company and Harris Trust and Savings Bank, as trustee (the "Indenture") filed as Exhibit 4.1 hereto and, pursuant to Sections 2.02 and 10.04 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto. A form of the Company's 6 5/8% Senior Notes is filed as Exhibit 4.3 hereto.

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(c)     Exhibits

        The following exhibits are filed as part of this Report:

        No.     Exhibit
        ---     -------

        4.1 Indenture dated as of March 3, 1998, between Thiokol Corporation and Harris Trust and Savings Bank.

        4.2     Officers' Certificate dated as of March 3, 1998.

        4.3     Form of 6 5/8% Senior Note due 2008.


                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THIOKOL CORPORATION
                                             (Registrant)


                                        By:  /s/ Nicholas Iuanow
                                             -------------------
                                             Nicholas Iuanow
                                             Vice President and
                                             Treasurer


Dated:  March 3, 1998

                                       4
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                                 EXHIBIT INDEX

4.1 Indenture dated as of March 3, 1998, between Thiokol Corporation and Harris Trust and Savings Bank.

4.2     Officers' Certificate dated as of March 3, 1998.

4.3     Form of 6 5/8% Senior Note due 2008.

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